UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 13, 2007

HERITAGE COMMERCE CORP

(Exact name of registrant as specified in its charter)

California	000-23877	77-0469558
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Almaden Boulevard, San Jose, CA		95113
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 947-6900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01             Other Events.

On June 14, 2007 Heritage Commerce Corp issued a press release announcing that, having received approval from Diablo Valley Bank shareholders on June 13, 2007 Heritage Commerce Corp, Heritage Bank of Commerce and Diablo Valley Bank currently intend to close the pending merger of Diablo Valley Bank with and into Heritage Bank of Commerce, by the end of June 2007.  Although all regulatory approvals have been obtained, the closing is subject to satisfaction of all remaining conditions in the Agreement and Plan of Reorganization dated February 8, 2007.

A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

ITEM 9.01             Financial Statements and Exhibits

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           The following exhibits are included with this Report:

Exhibit 99.1            Press Release dated June 14, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HERITAGE COMMERCE CORP

DATED: June 14, 2007	By:	/s/ Lawrence McGovern
Lawrence McGovern
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit	Description

99.1	Press Release dated June 14, 2007